UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025
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ALTO NEUROSCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-41944	83-4210124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 200-0412

N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ANRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 13, 2025, Alto Neuroscience, Inc. (the “Company”) reported financial results for the fiscal quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report") and is incorporated by reference herein.
The information in this Item 2.02 of this Current Report (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Raymond Sanchez, M.D. to the Board

On August 12, 2025, the Board of Directors (the “Board”) of the Company, following the recommendation of the Board’s Nominating and Corporate Governance Committee (the “NCGC”), increased the size of the Board from five to six members and unanimously appointed Ramiro (Raymond) Sanchez, M.D. to serve as a member of the Board and as a member of the NCGC. Dr. Sanchez was appointed as a Class II director for a term expiring at the Company’s 2026 Annual Meeting of Stockholders. The Board has determined that Dr. Sanchez is “independent” pursuant to the rules of the New York Stock Exchange (“NYSE”) and the current rules and regulations of the Securities and Exchange Commission (the “SEC”).

Dr. Sanchez, age 64, has over 20 years of experience in the life sciences industry, and has served as a Senior Advisor at Bain Capital Life Sciences, a global investment firm, since September 2024. He previously served as Chief Medical Officer of Cerevel Therapeutics Holdings, Inc. (previously Nasdaq: CERE), a biopharmaceutical company, from January 2019 to August 2024 when it was acquired by AbbVie Inc. From November 2007 to January 2019, Dr. Sanchez held various roles of increasing responsibility at Otsuka Pharmaceutical Development & Commercialization, Inc., a privately-held healthcare company, most recently as Senior Vice President, Global Clinical Development beginning in November 2013. From June 2018 to January 2019, Dr. Sanchez concurrently served as Chief Medical Officer of Avanir Pharmaceuticals, Inc., a pharmaceutical company (later acquired by Otsuka America Pharmaceutical, Inc.). Dr. Sanchez has served as a member of the board of directors of Rapport Therapeutics, Inc. (Nasdaq: RAPP) since November 2024. He also serves on the board of directors of numerous privately held biotechnology companies. Prior to joining the life sciences industry, Dr. Sanchez trained in psychiatry at the Yale School of Medicine where he where he was Chief Resident as well as a fellow and an instructor. Dr. Sanchez was an executive co-chair of the International Society for CNS Drug Development from November 2017 to January 2022, and has also contributed to other academic and charitable organizations such as the Connecticut Mental Health Center Foundation and Yale School of Medicine. Dr. Sanchez holds two degrees from Northwestern University, a Bachelor of Arts degree in psychology from the Weinberg College of Arts and Sciences and a medical degree from the Feinberg School of Medicine. The Board believes that Dr. Sanchez’s extensive experience overseeing medical strategy in the biotechnology and pharmaceutical industries and his background in medicine qualify him to serve on our Board.

There is no arrangement or understanding between Dr. Sanchez and any other person pursuant to which he was selected as a director. There are no transactions between Dr. Sanchez and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

As a non-employee director of the Company, Dr. Sanchez is eligible to participate in the Company’s Non-Employee Director Compensation Policy, as such policy may be amended from time to time (the “Policy”). Pursuant to the Policy, Dr. Sanchez will receive (i) an initial option grant to purchase 30,574 shares of the Company’s common stock, which will vest and become exercisable in equal monthly installments over a three-year period, subject to continuous service through each vesting date, and (ii) on the date of each annual stockholder meeting thereafter, an annual option grant to purchase 15,287 shares of the Company’s common stock, which will vest and become exercisable on the earlier of the first anniversary of the date of grant or the next annual stockholder meeting, subject to continuous service through the vesting date. In addition, Dr. Sanchez will be paid a $40,000 annual cash retainer for his service on the Board, plus a $5,000 annual cash retainer for his service on the NCGC, plus additional amounts for service on any additional committee(s) to which he may be appointed, paid in equal quarterly installments, payable in arrears on the last day of each fiscal quarter in which the service occurred and pro-rated based on the number of actual days served by him during such quarter. Under the Policy, Dr. Sanchez may elect to receive some or all of his eligible cash compensation in the form of stock options.

In connection with Dr. Sanchez’s election to the Board, the Company and Dr. Sanchez entered into the Company’s standard form of indemnification agreement (the “Indemnification Agreement”), a copy of which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-276495), filed with the SEC on January 29, 2024. The Indemnification Agreement requires the Company to indemnify Dr. Sanchez, to the fullest extent permitted by Delaware law, for certain liabilities to which he may become subject as a result of his affiliation with the Company.

Reconstitution of Board Classes and Board Committee Structure

In connection with Dr. Sanchez’s appointment, the Board determined that it was in the best interests of the Company to reconstitute the Board such that each class of the Board consists, as nearly as possible, of one-third of the total number of directors and further to allow the Company’s stockholders to vote for the re-election of Dr. Sanchez at the 2026 Annual Meeting of Stockholders. Accordingly, on August 12, 2025, Andrew Dreyfus and Christopher Nixon Cox resigned as Class III and Class II directors, respectively. Immediately following such resignations, the Board appointed Messrs. Dreyfus and Cox as Class I and Class III directors, respectively. As a result, as of August 12, 2025, the director classes are as follows:

Name	Director Class	Current Term Expiration Year
Raymond Sanchez	II	2026
Gwill York	II	2026
Christopher Nixon Cox	III	2027
Amit Etkin	III	2027
Andrew Dreyfus	I	2028
Husseini Manji	I	2028

In connection with Dr. Sanchez’s appointment, as of August 12, 2025, the Board also updated its committee membership as follows:

Name	Audit Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee
Husseini Manji			X (Chair)
Christopher Nixon Cox	X	X (Chair)	X
Gwill York	X (Chair)	X
Andrew Dreyfus	X	X
Raymond Sanchez			X

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Alto Neuroscience, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTO NEUROSCIENCE, INC.

Dated: August 13, 2025	By:	/s/ Amit Etkin
Amit Etkin, M.D., Ph.D.
President and Chief Executive Officer